 Exhibit 1.1

6,550,000 Shares

Traffic.com, Inc.

Common Stock

FORM OF UNDERWRITING AGREEMENT

             , 2006

W.R. Hambrecht + Co., LLC

    as Representative of the several

    Underwriters named in Schedule I hereto

c/o W.R. Hambrecht + Co., LLC

539 Bryant Street, Suite 100

San Francisco, CA 94107

Ladies and Gentlemen:

Traffic.com, Inc., a Delaware corporation (the “Company”) proposes, subject to the terms and conditions contained herein, to sell to you and the other underwriters named on Schedule I to this Agreement (the “Underwriters”), for whom you are acting as Representative (the “Representative”) an aggregate of 6,550,000 shares (the “Firm Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”).  The respective amounts of the Firm Shares to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto.  In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 829,392 shares (the “Company Option Shares”), and the persons listed on Schedule II hereto (the “Selling Stockholders”) propose to grant to the Underwriters an option to purchase an aggregate of up to an additional 153,108 shares, in such amount for each Selling Stockholder as set forth opposite their names in Schedule II hereto (the “Selling Stockholders Option Shares” and, together with the Company Option Shares, the “Option Shares”), of Common Stock for the purpose of covering over-allotments in connection with the sale of the Firm Shares.  The Firm Shares and the Option Shares are collectively called the “Shares”.

The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the published rules and regulations thereunder (the “Rules”) adopted by the Securities and Exchange Commission (the “Commission”) a Registration Statement (as hereinafter defined) on Form S-1 (No. 333-127973), including a preliminary prospectus relating to the Shares, and such amendments thereof as may have been required to the date of this Agreement.  Copies of such Registration Statement (including all amendments thereof) and of the related Preliminary Prospectus (as hereinafter defined) have heretofore been delivered by the Company to you.  The term “Preliminary Prospectus” means any preliminary prospectus included at any time as a part of the Registration Statement or filed with the Commission by the Company pursuant to Rule 424(a) of the Rules. The term “Registration Statement” as used in this Agreement means the initial registration statement (including all exhibits and financial schedules), as amended at the time and on the date it becomes effective (the "Effective Time"), including the information (if any) contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules.  If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement.  The term “Prospectus” as used in this Agreement means the prospectus in the form included in the Registration Statement at the time of effectiveness or, if Rule 430A of the Rules is relied on, the term Prospectus shall instead mean the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules.

The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Time and the date of this Agreement as the Representative deems advisable.  The Company and the Selling Stockholders hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

1.             Sale, Purchase, Delivery and Payment for the Shares.  On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

(a)           The Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $_____ per share (the “Initial Price”), the number of Firm Shares set forth opposite the name of such Underwriter under the column “Number of Firm Shares to be Purchased from the Company” on Schedule I to this Agreement, subject to adjustment in accordance with Section 9 hereof.

(b)           The Company and the Selling Stockholders hereby grant to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price.  The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representative to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares.  Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be

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exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and from time to time thereafter within 30 days after the date of this Agreement, in each case upon written, facsimile or electronic notice, by the Underwriters to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

(c)           Payment of the purchase price for, and delivery of certificates for, the Firm Shares shall be made at the offices of W.R. Hambrecht + Co., LLC, 420 Lexington Avenue, 18th Floor, New York, NY, 10170 at 9:00 a.m., New York time, on the third business day following the date of this Agreement or at such time on such other date, not later than ten (10) business days after the date of this Agreement, as shall be agreed upon by the Company and the Representative (such time and date of delivery and payment are called the “Firm Shares Closing Date”).  In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price, and delivery of the certificates, for such Option Shares shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each date of delivery as specified in the notice from the Representative to the Company (such time and date of delivery and payment are called the “Option Shares Closing Date”).  The Firm Shares Closing Date and any Option Shares Closing Date are called, individually, a “Closing Date” and, together, the “Closing Dates.”

(d)           Payment for the Shares shall be made to the Company and the Selling Stockholders by wire transfer of immediately available funds or by one or more certified or official bank check or checks in same day funds drawn to the order of the Company, and in the case of Selling Stockholders Option Shares, to the Selling Stockholders, against delivery of the respective certificates to the Representative for the respective accounts of the Underwriters of certificates for the Shares to be purchased by them.

(e)           Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representative shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section 1(b) and shall be delivered by or on behalf of the Company to the Representative through the facilities of the Depository Trust Company (“DTC”) for the account of such Underwriter.  The Company will cause the certificates representing the Shares to be made available for checking and packaging, at such place as is designated by the Representative, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

2.             Representations and Warranties of the Company.  The Company represents and warrants to each Underwriter as of the date hereof, as of the Firm Shares Closing Date and as of each Option Shares Closing Date (if any),  as follows:

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(a)           As of the Effective Time, the Registration Statement complied, and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission and each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the requirements of the Securities Act and the Rules. The Registration Statement did not, as of the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and as of the Effective Time and the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  If applicable, each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.  If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be “materially different,” as such term is used in Rule 434, from the Prospectus included in the Registration Statement at the time it became effective.  Notwithstanding the foregoing, none of the representations and warranties in this paragraph 2(a) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus (or any preliminary prospectus or any amendment or supplement to the Registration Statement, Prospectus or any preliminary prospectus) made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representative on behalf of the several Underwriters for use in the Registration Statement or the Prospectus (or any preliminary prospectus or any amendment or supplement to the Registration Statement, Prospectus or any preliminary prospectus).  With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representative on behalf of the several Underwriters for use in the Registration Statement or the Prospectus is (i) the information contained under the caption “Plan of Distribution” in the Prospectus, (ii) the information related to the OpenIPO method of distribution contained on the cover of the Prospectus and (iii) the information related to the OpenIPO service mark contained under the caption “Prospectus Summary — Corporate Information” in the Prospectus.

(b)           The Registration Statement has been declared effective under the Securities Act and no stop order preventing or suspending the effectiveness of the

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Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the Company’s knowledge, are threatened under the Securities Act. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b).

(c)           The financial statements of the Company (including all notes and schedules thereto) included in the Registration Statement and Prospectus present fairly in all material respects the financial position of the Company at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company for the periods specified; and such financial statements and related schedules and notes thereto, and the unaudited financial information filed with the Commission as part of the Registration Statement, have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, except as disclosed in the notes thereto.  The summary and selected financial data included in the Prospectus present fairly in all material respects the information shown therein as at the respective dates and for the respective periods specified and have been presented on a basis consistent with the consolidated financial statements set forth in the Prospectus and other financial information.  The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(d)           Ernst & Young LLP, whose report is included in the Registration Statement, are and, during the periods covered by their report, were independent public accountants as required by the Securities Act and the Rules.

(e)           The Company (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and to conduct its business as described in the Registration Statement and the Prospectus; and (ii) is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except for such jurisdictions where the failure to so qualify would not have, individually or in the aggregate, a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole (a “Material Adverse Effect”).  To the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

(f)            The Company has all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory

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bodies or any other person or entity (collectively, the “Permits”), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. The Company has fulfilled and performed in all material respects all of its material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results, or would result, in any impairment of the rights of the Company thereunder, except, in such case, where such revocation, termination or impairment would not have a Material Adverse Effect.  Except as may be required under the Securities Act and state and foreign Blue Sky laws and the rules and regulations of the NASD, no other Permits are required for the Company to enter into, deliver and perform this Agreement and to issue and sell the Shares.

(g)           Except as disclosed in the Registration Statement or Prospectus, the Company owns or possesses legally enforceable rights to use all patents, patent rights, inventions, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, “Intangibles”) necessary for the conduct of its business.  Except as disclosed in the Registration Statement or Prospectus, the Company has not received any notice of, and is not aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles that, if determined adversely to the Company would, individually or in the aggregate, have a Material Adverse Effect.

(h)           The Company has good and marketable title to all property owned by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company.  All property held under lease by the Company is held by it under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are not material and do not materially interfere with the use made or proposed to be made of such property by the Company.  Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there has not been any Material Adverse Effect; (ii) the Company has not sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, and except as disclosed in the Registration Statement or Prospectus, the Company has not (A) issued any securities, except for issuances pursuant to this Agreement or pursuant to reservations, agreements or employee benefits plans referred to in the Prospectus, or pursuant to the exercise of convertible securities or options referred to in the Prospectus, or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business that is material to the Company or (C) declared or paid any dividend or made any distribution on any shares of its stock or

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redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

(i)            There is no contract, document or other agreement required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules.  Each description of a contract, document or other agreement in the Registration Statement and the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement.  Except as disclosed in the Registration Statement and Prospectus, each contract, document or other agreement described in the Registration Statement and Prospectus or listed in the Exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally, and general equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws); provided that the Company’s Fifth Amended and Restated Certificate of Incorporation (the “Restated Certificate of Incorporation”), filed as Exhibit 3.2 to the Registration Statement, will not become effective until after the closing of the offering contemplated hereby; provided further that the Restated Certificate of Incorporation has been approved by the Company’s board of directors and requisite stockholders.  Neither the Company, nor to the Company’s knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect.

(j)            The statistical and market related data included in the Registration Statement are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has received any consents required from such sources in connection with the inclusion of their data in the Registration Statement.

(k)           The Company is not in violation of any term or provision of its Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) or by-laws as currently in effect (the “By-laws”) or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation, individually or in the aggregate, would have a Material Adverse Effect.

(l)            This Agreement has been duly authorized, executed and delivered by the Company.

(m)          Except as disclosed in the Registration Statement or Prospectus, neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result

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in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or businesses is bound and that is material to the Company, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or violate any provision of the Certificate of Incorporation or By-laws of the Company, except for (i) such consents or waivers which have already been obtained and are in full force and effect and (ii) any such termination or acceleration right, conflict, breach, default, lien or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(n)           The Company has the duly authorized and validly issued outstanding capitalization as of September 30, 2005 as set forth under the caption “Capitalization” in the Prospectus and will have the pro forma as adjusted capitalization as of September 30, 2005 (giving effect to the closing of the offering contemplated by this Agreement) set forth therein on each Closing Date, based on the assumptions set forth therein.  The certificates evidencing the Shares are in due and proper legal form.  The Shares have been duly authorized for issuance by the Company.  All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable.  All of the issued and outstanding shares of capital stock of the Company were issued in transactions that were exempt from the registration requirements of the Securities Act and that complied with or had waived preemptive rights, rights of first refusal or similar rights.  Except as disclosed in the Registration Statement and Prospectus, there are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or any such rights pursuant to its Certificate of Incorporation or By-laws or any agreement or instrument to or by which the Company is a party or bound.  The Shares, when issued and sold pursuant to this Agreement will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right.  Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, or exercisable or exchangeable for, such stock.  Following the filing of the Company’s Restated Certificate of Incorporation, the securities of the Company conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

(o)           Except as set forth in the Registration Statement or Prospectus, no holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder for a period of 180 days after the date of this Agreement.  Each director and executive officer of the Company and each stockholder of the Company listed on Schedule III has delivered to the Representative his written lock-up agreement in the form attached to this Agreement as Exhibit A hereto (“Lock-Up Agreement”).

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(p)           All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company.  This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes and will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(q)           The Company is not involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect.  The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company and any of its current executive officers which, if adversely determined, would have a Material Adverse Effect.

(r)            No relationship, direct or indirect, exists between or among the Company, on the one hand, and the current or prior directors, officers, stockholders, customers or suppliers of the Company, on the other hand, which is required to be described in the Registration Statement and the Prospectus that is not so described.

(s)           The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

(t)            The Company has filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect; nor, to the Company’s knowledge, are there any material proposed additional tax assessments against the Company.

(u)           The Shares have been duly authorized for quotation on the National Association of Securities Dealers Automated Quotation (“Nasdaq”) National Market System and, subject only to official notice of issuance, listed and duly admitted to trading on The Nasdaq National Market. A registration statement has been filed on Form 8-A pursuant to Section 12 of the Exchange Act with respect to the Shares of Common Stock, which registration statement complies in all material respects with the Exchange Act.

(v)           The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Shares of Common Stock under the Securities Act

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or the quotation of the Shares of Common Stock on The Nasdaq National Market, nor has the Company received any notification that the Commission or The Nasdaq National Market is contemplating terminating such registration or quotation.

(w)          The books, records and accounts of the Company accurately and fairly reflect, in all material respects and in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(x)            The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts generally deemed customary in the business in which the Company is engaged or propose to engage after giving effect to the transactions described in the Prospectus, all of which insurance is in full force and effect.  The Company is in compliance with the terms of such policies and instruments in all material respects; and the Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.  The Company has not been denied any material insurance coverage which it has sought or for which it has applied.

(y)           Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the “NASD”) or may be necessary to qualify the Shares for public offering by the Underwriters under the state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

(z)            Except as disclosed in the Registration Statement and the Prospectus, there is no action, suit, claim, proceeding or investigation pending or, to the Company’s knowledge, threatened against the Company before or by any court, regulatory body or administrative agency or any other governmental agency or body, domestic or foreign, that (i) questions the validity of the capital stock of the Company or this Agreement or any action taken or to be taken by the Company pursuant to or in connection with this Agreement, (ii) is required to be disclosed in the Registration Statement and the Prospectus and is not so disclosed (and such proceedings, if any, as are summarized in the Registration Statement and the Prospectus are accurately summarized in all material respects); or (iii) if determined adversely to the Company, would have a Material Adverse Effect.

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(aa)         There are no affiliations with the NASD among the Company’s officers, directors or, to the knowledge of the Company, any stockholder that held five percent or more of the capital stock of the Company on a fully diluted basis, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representative.

(bb)         (i) The Company is in compliance in all material respects with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (“Environmental Laws”) which are applicable to its business; (ii) the Company has not received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) the Company has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval; (iv) to the Company’s knowledge, no facts currently exist that will require the Company to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) or otherwise designated as a contaminated site under applicable state or local law.  The Company has not been named as a “potentially responsible party” under the CERCLA 1980.

(cc)         The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Prospectus, will not be required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(dd)         At the time of filing of the Registration Statement and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act.

                As of the time that the first notice of acceptance is sent (the "Applicable Time"), the Issuer-Represented Free Writing Prospectus(es) (as listed on Schedule IV to this Agreement) and the Preliminary Prospectus, considered together (collectively, the “General Disclosure Package”), did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to statements in or omissions from the Preliminary Prospectus or any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Representative on behalf of the several Underwriters specifically for use therein.  As used in this paragraph and elsewhere in this Agreement.

(ee)         “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus” as defined in Rule 433, relating to the Shares, that (A) is required to be filed with the Commission by the Company, (B) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (C) is exempt from filing pursuant to Rule 433(d)(5)(i)

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because it contains a description of the Shares or of the offering of the Shares pursuant to this Agreement.

(ff)           Each Issuer-Represented Free Writing Prospectus, as of its issue date and at all subsequent times through each Closing Date, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement.  If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances, not misleading, the Company has notified or will notify promptly the Representative so that any use of such Issuer-Represented Free Writing Prospectus may cease until it is amended or supplemented.  The foregoing two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Representative on behalf of the several Underwriters specifically for use therein.

(gg)         Unless the Company obtains the prior consent of the Representative, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus” as defined in Rule 405, required to be filed with the Commission.  The Company has complied and will comply with the requirements of Rule 433 applicable to any Issuer-Represented Free Writing Prospectus, including timely filing with the Commission where required, legending and recordkeeping.  The Company has satisfied and will satisfy the conditions of Rule 433 to avoid a requirement to file with the Commission any electronic road show.

(hh)         Except as disclosed in the Prospectus, the Company does not, directly or indirectly, including through any subsidiary, have any outstanding personal loans or other credit extended to or for any director or executive officer.

(ii)           Neither the Company nor any person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company, has, directly or indirectly, while acting on behalf of the Company (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment which could reasonably be expected to have a Material Adverse Effect.

(jj)           The operations of the Company are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA Patriot Act, the money laundering statutes of all jurisdictions to which the  Company is subject, the rules and regulations thereunder and any related or similar

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rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending, or to the knowledge of the Company, threatened.

(kk)         Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ll)           Except as described in the Prospectus, the Company has not sold or issued any securities during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act.

(mm)       The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” as defined in Section 3(3) of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “Reportable Event” (as defined in ERISA) has occurred with respect to any “Pension Plan” (as defined in ERISA) for which the Company could have any material liability.

(nn)         The Company has not incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than as contemplated hereby.

(oo)         Each of the Company, its directors and officers has not distributed and will not distribute prior to the later of (i) the Firm Shares Closing Date, or the Option Shares Closing Date, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus, the Registration Statement and other materials, if any, permitted by the Securities Act.

3.             Representations and Warranties of the Selling Stockholders.  Each of the Selling Stockholders, severally and not jointly, hereby represents and warrants to each Underwriter as of the date hereof and as of each such Option Shares Closing Date (if any), as follows:

(a)   Such Selling Stockholder has caused certificates for the number of Shares to be sold by such Selling Stockholder hereunder to be delivered to StockTrans, Inc. (the “Custodian”), endorsed in blank or with blank stock powers duly executed, with a

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signature appropriately guaranteed, such certificates to be held in custody by the Custodian for delivery, pursuant to the provisions of this Agreement and an agreement dated ____________ among the Custodian and the Selling Stockholders substantially in the form attached hereto as Exhibit B (the “Custody Agreement”).

(b)   Such Selling Stockholder has granted an irrevocable power of attorney substantially in the form attached hereto as Exhibit C (the “Power of Attorney”) to the person named therein, on behalf of each such Selling Stockholder, to execute and deliver this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the shares to be sold by such the Selling Stockholder pursuant hereto.

(c)   This Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement have each been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and, assuming due authorization, execution and delivery by the other parties thereto, constitutes the valid and legally binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms.

(d)   The execution and delivery by such Selling Stockholder of this Agreement and the performance by such Selling Stockholder of its obligations under this Agreement, including the sale and delivery of the Shares to be sold by such Selling Stockholder and the consummation of the transactions contemplated herein and compliance by such Selling Stockholder with its obligations hereunder, do not and will not, whether with or without the giving of notice or the passage of time or both, (i) violate or contravene any provision of the charter or bylaws or other organizational instrument of such Selling Stockholder, if applicable, or any applicable law, statute, regulation, or any agreement or other instrument binding upon such Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, (ii) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Shares to be sold by such Selling Stockholder pursuant to this Agreement or any property or assets of such Selling Stockholder pursuant to the terms of any agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder may be bound or to which any of the property or assets of such Selling Stockholder is subject or (iii) require any consent, approval, authorization or order of or registration or filing with any court or governmental agency or body having jurisdiction over it, except such as may be required by the Blue Sky laws of the various states in connection with the offer and sale of the Shares which have been or will be effected in accordance with this Agreement.

(e)   Such Selling Stockholder owns, and on the Option Share Closing Date, if applicable, will own the Shares to be sold by such Selling Stockholder free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer, except as otherwise described in the Registration Statement and Prospectus.

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(f)    Such Selling Stockholder has, and on the Option Share Closing Date, if applicable, will have, the legal right and power, and all authorization and approval required by law, to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided by this Agreement.

(g)   Upon delivery of and payment for the Shares to be sold by such Selling Stockholder pursuant to this Agreement, and assuming each Underwriter has no notice of any adverse claim, the several Underwriters will receive valid title to such Shares, free and clear of any  lien, claim, mortgage, pledge, security interest or other encumbrance.

(h)   All information relating to such Selling Stockholder furnished in writing by such Selling Stockholder expressly for use in the Registration Statement and Prospectus is, and on each Closing Date will be, true, correct, and complete, and does not, and on each Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

(i)    Such Selling Stockholder has reviewed the Registration Statement and Prospectus with respect to information furnished in writing by or on behalf of such Selling Stockholder and, although such Selling Stockholder has not independently verified the accuracy or completeness of all the information contained therein, nothing has come to the attention of such Selling Stockholder that would lead such Selling Stockholder to believe that (i) as of the Effective Time, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein in order to make the statements made therein, in light of the circumstances in which they were made, not misleading and (ii) as of the Applicable Time, the Prospectus contained and, on each Closing Date will contain, any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, this representation and warranty is limited solely to information furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

(j)    The sale of Shares by such Selling Stockholder pursuant to this Agreement is not prompted by such Selling Stockholder’s knowledge of any material information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus.

(k)   Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(l)    The representations and warranties of such Selling Stockholder in the Custody Agreement are and on each Closing Date will be, true and correct.

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4.             Conditions of the Underwriters’ Obligations.  The obligations of the Underwriters under this Agreement are several and not joint.  The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

(a)           The Registration Statement has become effective and the Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) of this Agreement.

(b)           No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representative.  If the Company has elected to rely upon Rule 430A, Rule 430A information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A.  If the Company has elected to rely upon Rule 434, a term sheet shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period.

(c)           (i) The representations and warranties of the Company and the Selling Stockholders contained in this Agreement and in the certificates delivered pursuant to Section 4(d) shall be true and correct when made and, on and as of each Closing Date such representations and warranties, without regard to materiality qualifiers set forth therein, shall be true and correct in all material respects; (ii) since the Effective Time, no event has occurred that should have been set forth in a supplement or amendment to the Prospectus that has not been set forth in an effective supplement or amendment and (iii) since the respective dates as of which information is given in the Registration Statement in the form in which it became effective and the Prospectus contained therein, there has not been any Material Adverse Effect or any development involving a prospective Material Adverse Effect, the effect of which is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus. The Company and the Selling Stockholders shall have performed, in all material respects, all covenants and agreements and satisfied, in all material respects, all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

(d)           The Representative shall have received on each Closing Date a certificate, addressed to the Representative and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that: (i) the representations, warranties and agreements of the

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Company in this Agreement were true and correct when made and are true and correct, in all material respects, as of such Closing Date; (ii) the Company has performed, in all material respects, all covenants and agreements and satisfied, in all material respects, all conditions contained herein; (iii) they have examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Time, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Applicable Time no event has occurred which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement or the Prospectus; and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act.

(e)           The Representative shall have received on the Option Shares Closing Date a certificate addressed to the Representative and dated such Option shares Closing Date, of each Selling Stockholder, to the effect that: (i) the representations, warranties and agreements of such Selling Stockholder in this Agreement were true and correct when made and are true and correct in all material respects as of such Option Shares Closing Date; (ii) such Selling Stockholder has performed all covenants and agreements and satisfied all conditions contained herein; and (iii) such Selling Stockholder has examined the Registration Statement and the Prospectus with respect to information relating to such Selling Stockholder and, in the opinion of such Selling Stockholder, (A) with respect to the information relating to such Selling Stockholder, as of the Applicable Time, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Applicable Time no event has occurred with respect to such Selling Stockholder which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement or the Prospectus.

(f)            The Representative shall have received a certificate on each Closing Date signed by the Secretary of the Company to the effect that, as of the Closing Date the Secretary certifies as to the accuracy of the Company’s Certificate of Incorporation and By-laws, the resolutions of the Board of Directors relating to the offering contemplated hereby, the form of stock certificate representing the Shares, and copies of all communications with the Commission; as to the execution and delivery of this Agreement; as to the incumbency and signature of persons signing this Agreement; as to the approval of the Shares for listing on The Nasdaq National Market, subject to receipt of official notice of issuance; and as to such other matters as Underwriters’ counsel may reasonably request.

(g)           The Representative shall have been furnished evidence in the usual written or electronic form from the appropriate authorities of the several jurisdictions, or other evidence satisfactory to the Representative, of the good standing and qualifications of the Company.

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(h)           The Representative shall have received, at the time this Agreement is executed and on each Closing Date a signed letter from Ernst & Young LLP addressed to the Representative and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance reasonably satisfactory to the Representative containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(i)            The Representative shall have received a copy of a letter from Ernst & Young LLP addressed to the Company or the Company's Audit Committee, stating that their review of the Company’s internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company’s financial statements filed with the Registration Statement and the Prospectus, did not disclose any weakness in internal controls that they considered to be material weaknesses, except for any restatements made to the Company's financial statements.

(j)            The Representative shall have received on each Closing Date from Covington & Burling, counsel for the Company, an opinion, addressed to the Representative and dated such Closing Date, in the form set forth in Exhibit D hereto.

(k)           The Representative shall have received on the Option Shares Closing Date from the General Counsel of Internet Capital Group, Inc., counsel for the Selling Stockholder, ICG Holdings, Inc., an opinion, addressed to the Representative and dated such Closing Date, in the form set forth in Exhibit E hereto.

(l)            The Representative shall have received on the Option Shares Closing Date from Covington & Burling, counsel for the Selling Stockholder, Robert N. Verratti, an opinion, addressed to the Representative and dated such Option Shares Closing Date, in the form set forth in Exhibit F hereto.

(m)          The legality and sufficiency of the sale of the Shares hereunder and the validity and form of the certificates representing the Shares, all corporate proceedings and other legal matters incident to the foregoing, and the form of the Registration and of the Prospectus (except as to the financial statements and financial information contained therein) shall have been approved at or prior to the Closing Date by Morrison & Foerster LLP, counsel for the Underwriters.  The Representative shall have received on each Closing Date from Morrison & Foerster LLP an opinion, addressed to the Representative and dated such Closing Date, with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as the Underwriters reasonably may request and such counsel shall have received such documents and other information as they request to enable them to pass upon such matters.

(n)           The Representative shall have received copies of the lock up agreements executed by the directors, executive officers and Stockholders listed on Schedule III hereto.

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(o)           The Company and the Selling Stockholders shall have furnished or caused to be furnished to the Representative such further certificates or documents as the Representative shall have reasonably requested.

5.             Covenants of the Company.

(a)           The Company covenants and agrees as follows:

(i)            The Company will (A) prepare and timely file with the Commission under Rule 424(b) a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A; and (B) not file with the Commission any amendment to the Registration Statement or supplement to the Prospectus of which the Underwriters shall not previously have been advised and furnished with a copy a reasonable period of time prior to the proposed filing and as to which the Underwriters shall not have given their consent or which is not in compliance with the Securities Act or the Rules.

(ii)           The Company shall promptly advise the Representative in writing (A) when any post-effective amendment to the Registration Statement shall have become effective or any supplement to the Prospectus shall have been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.  The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

(iii)          If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to paragraph (i) of this Section 5(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

(iv)          The Company shall make generally available to its security holders and to the Representative as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Time occurs (or 90 days if such 12-month

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period coincides with the Company’s fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

(v)           The Company shall furnish to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each of the Underwriters a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representative may reasonably request.  If applicable, the copies of the Registration Statement and Prospectus and each amendment and supplement thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(vi)          The Company shall cooperate with the Representative and their counsel in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Representative may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

(vii)         The Company, during the period when the Prospectus is required to be delivered under the Securities Act and the Rules will file all reports and other documents required to be filed by the Company with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

(viii)        Without the prior written consent of  W.R. Hambrecht + Co., LLC, for a period of 180 days after the date of this Agreement, the Company shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement and the issuance of shares pursuant to the Company’s 1999 Long-Term Incentive Plan, 1999 Non-Employees’ Stock Plan or 2005 Long-Term Incentive Plan and except for the issuance of shares upon the exercise of options and warrants outstanding on the date of this Agreement and conversion of the Company’s Series E, E-1 and F Convertible Preferred Stock.  In the event that during this period, any shares of Common Stock are issued upon exercise of options during such 180 day period the Company shall use commercially reasonable efforts to obtain the written

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agreement of such purchaser or holder of such securities that, for a period of 180 days after the date of this Agreement, such person will not, without the prior written consent of W.R. Hambrecht + Co., LLC, offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by such person.

(ix)           On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by The Nasdaq National Market (including any required registration under the Exchange Act).

(x)            Prior to the Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Shares without the prior written consent of the Representative unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.

(xi)           The Company will apply the net proceeds from the offering of the Shares in the manner set forth under “Use of Proceeds” in the Prospectus.

(xii)          The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

(xiii)         The Company will not take, directly or indirectly, and will use its reasonable best efforts to cause its officers, directors or affiliates not to take, directly or indirectly, any action designed to, or that might in the future be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

(b)           The Company agrees to pay, or reimburse if paid by the Representative, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to:  (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 5(a)(vi), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the

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Representative and to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the NASD in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Underwriters in connection with such review; (vi) inclusion of the Shares for quotation on The Nasdaq National Market; and (vii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters.  Subject to the provisions of Section 8, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

(c)           The Selling Stockholders, severally and not jointly, will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by, this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Shares to the Underwriters, and (ii) the fees and disbursements of their respective counsel and accountants.

6.             Covenant of the Underwriters.

                Each Underwriter represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus required to be filed with the Commission by the Company or retained by the Company under Rule 433 under the Securities Act.  Each Underwriter further represents and agrees that it has complied and will comply with the requirements of Rule 433 applicable to any free writing prospectus, including timely filing with the Commission where required, legending and recordkeeping.

7.             Indemnification.

(a)           The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws

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thereof (any such application, document or information being hereinafter referred to as a “Blue Sky Application”) or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such Preliminary Prospectus, the Registration Statement or the Prospectus, or such amendment or supplement thereto, or in any Blue Sky Application in reliance upon and in conformity with information furnished in writing to the Company by the Representative on behalf of any Underwriter specifically for use therein; and provided that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) with respect to the Preliminary Prospectus to the extent any such losses, claims, damages or liabilities of such Underwriter result from the fact that such Underwriter sold Shares to a person to whom there was not sent or given, at or prior to the Applicable Time, a copy of the Preliminary Prospectus as then amended or supplemented (in any case where such delivery is required by the Securities Act) or any subsequent Issuer-Represented Free Writing Prospectus if the Company has furnished copies thereof to such Underwriter sufficiently in advance of the Applicable Time to allow for delivery of the amended Preliminary Prospectus or Issuer-Represented Free Writing Prospectus to all investors prior to the Effective Time and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in such amended Preliminary Prospectus or Issuer-Represented Free Writing Prospectus.  The information set forth in the paragraph describing the “OpenIPO” process on the front cover page, the information related to the OpenIPO service mark contained under the caption “Prospectus Summary — Corporate Information” and under the caption “Plan of Distribution” in the Registration Statement, any Preliminary Prospectus and the Prospectus (insofar as such information relates to the Underwriters or related persons) constitutes the only information furnished by the Representative or any Underwriter to the Company for inclusion in the Registration Statement, any Preliminary Prospectus and the Prospectus.  This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)           Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained the Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to

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qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a “Blue Sky Application”) or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such Preliminary Prospectus, the Registration Statement or the Prospectus, or such amendment or supplement thereto, or in any Blue Sky Application in reliance upon and in conformity with information furnished in writing to the Company by the Representative on behalf of any Underwriter specifically for use therein; and provided, further, that with respect to each of the Selling Stockholders, notwithstanding anything herein to the contrary, such indemnity is limited to information furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) with respect to the Preliminary Prospectus to the extent any such losses, claims, damages or liabilities of such Underwriter result from the fact that such Underwriter sold Shares to a person to whom there was not sent or given, at or prior to the Applicable Time, a copy of the Preliminary Prospectus as then amended or supplemented (in any case where such delivery is required by the Securities Act) or any subsequent Issuer-Represented Free Writing Prospectus if the Company has furnished copies thereof to such Underwriter sufficiently in advance of the Applicable Time to allow for delivery of the Amended Preliminary Prospectus or Issuer-Represented Free Writing Prospectus to all investors prior to the Applicable Time and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in such amended Preliminary Prospectus or Issuer-Represented Free Writing Prospectus.  The information set forth in the paragraph describing the “OpenIPO” process on the front cover page, the information related to the OpenIPO service mark contained under the caption “Prospectus Summary — Corporate Information” and under the caption “Plan of Distribution” in the Registration Statement, any Preliminary Prospectus and the Prospectus (insofar as such information relates to the Underwriters or related persons) constitutes the only information furnished by the Representative or any Underwriter to the Company for inclusion in the Registration Statement, any Preliminary Prospectus and the Prospectus.  This indemnity agreement will be in addition to any liability which the Selling Stockholders may otherwise have.

(c)           Each Underwriter agrees to indemnify and hold harmless the Company, the Selling Stockholders and each person, if any, who controls the Company or the Selling Stockholders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, against any losses, claims, damages or liabilities to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary

24

to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use therein; provided, however, that the obligation of the each Underwriter to indemnify the Company or the Selling Stockholders (including any controlling person, director or officer thereof) shall be limited to the net proceeds received by the Company from such Underwriter.  The information set forth in the paragraph describing the “OpenIPO” process on the front cover page, the information related to the OpenIPO service mark contained under the caption “Prospectus Summary — Corporation Information” and under the caption “Plan of Distribution” in the Registration Statement, any Preliminary Prospectus and the Prospectus (insofar as such information relates to the Underwriters or related persons) constitutes the only information furnished by the Representative or the Underwriters to the Company for inclusion in the Registration Statement, the Preliminary Prospectus and the Prospectus.

(d)           Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served.  No indemnification provided for in Section 6(a) or 6(b) shall be available to any party who shall fail to give notice as provided in this Section 6(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section.  In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party.  The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties.

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(e)           An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

(f)            The Company hereby agrees to reimburse the Underwriters pursuant to this Section 6 of this Agreement on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission described in paragraph (a) of this Section 6 of this Agreement, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under Section 6 and the possibility that such payments might later be held to be improper, provided, however that to the extent that such payment is ultimately held to be improper, the Underwriters shall promptly refund it.

8.             Contribution.  In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 6(a) or 6(b) is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company or the Selling Stockholders, as the case may be, on the one hand and the Underwriters on the other hand from the offering of the Shares pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.  The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.  Notwithstanding the provisions of this Section 7, (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by the Underwriter hereunder; and (ii) no Selling Stockholder shall be required to contribute any amount in excess of the aggregate net proceeds of the sale of Shares received by such Selling Stockholder.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was

26

not guilty of such fraudulent misrepresentation.  For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or any Selling Stockholder, as the case may be.  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 7.  No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.  The provisions of this Section 7 shall not affect any agreement among the Company and the Selling Stockholders with respect to contribution.   The Underwriters’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective underwriting commitments and not joint.

9.             Termination.

(a)           This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representative by notifying the Company at any time at or before a Closing Date in the absolute discretion of the Representative if: (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the opinion of the Underwriter, will in the future materially disrupt, the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the reasonable judgment of the Underwriter, inadvisable or impracticable to market the Shares on the terms and in the manner contemplated by the Prospectus or enforce contracts for the sale of the Shares; (ii) there has occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Underwriter, inadvisable or impracticable to market the Shares on the terms and in the manner contemplated by the Prospectus or enforce contracts for the sale of the Shares; (iii) trading in the Shares or any securities of the Company has been suspended or materially limited by the Commission or trading generally on the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or The Nasdaq National Market has been suspended or materially limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (iv) a banking moratorium has been declared by any state or Federal authority; or (v) in the judgment of the Underwriter, there has been, since the time of

27

execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, which makes it, in the Underwriter’s reasonable judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

(b)           If this Agreement is terminated pursuant to any of its provisions, neither the Company nor the Selling Stockholders shall have any liability to any Underwriter, and no Underwriter shall have any liability to the Company or the Selling Stockholders; provided, however, that in the event of any such termination, the Company agrees to indemnify and hold harmless the Underwriters from all expenses incident to the performance of the obligations of the Company under this Agreement, including all costs and expenses referred to in paragraph 5(b); and, provided further, if this Agreement is terminated by the Representative or the Underwriters because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company shall reimburse the Underwriters for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by it in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder.  Notwithstanding anything in this Section 8(b) to the contrary, no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement shall be relieved of liability to the Company or the other Underwriters for damages occasioned by its refusal.

10.           Substitution of Underwriters.  If any Underwriter shall default in its obligation to purchase on any Closing Date the Shares agreed to be purchased hereunder on such Closing Date, the Representative shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase such Shares on the terms contained herein.  If, however, the Representative shall not have completed such arrangements within such 36-hour period, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Underwriters to purchase such Shares on such terms.  If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company as provided above, the aggregate number of Shares which remains unpurchased on such Closing Date does not exceed 10% of the aggregate number of all the Shares that all the Underwriters are obligated to purchase on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.  In any such case, either the Representative or the Company and the Selling Stockholders shall have the right to postpone the applicable Closing Date for a period of not more than seven days in order to effect any necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus or any other documents), and the

28

Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Company and the Underwriters and their counsel may thereby be made necessary.

If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company as provided above, the aggregate number of such Shares which remains unpurchased exceeds 10% of the aggregate number of all the Shares to be purchased at such date, then this Agreement, or, with respect to a Closing Date which occurs after the First Closing Date, the obligations of the Underwriters to purchase and of the Company or the Selling Stockholders, as the case may be, to sell the Option Shares to be purchased and sold on such date, shall terminate, without liability on the part of any non-defaulting Underwriter to the Company or the Selling Stockholders, except as provided in Section 6 and 7, and without liability on the part of the Company or the Selling Stockholders, except as provided in Sections  5(b), 6, 7 and 8.  The provisions of this Section 9 shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriters arising out of such default.  The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 9 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

11.           Miscellaneous.  The respective agreements, representations, warranties, indemnities and other statements of the Company, Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or the Company or the Selling Stockholders or any of their respective officers, directors or controlling persons referred to in Sections 6 and 7 hereof, and shall survive delivery of and payment for the Shares.  In addition, the provisions of Sections 5(b), 6, 7 and 8 shall survive the termination or cancellation of this Agreement.

This Agreement has been and is made for the benefit of the Underwriters, the Company and the Selling Stockholders and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, the Selling Stockholders or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  The term “successors and assigns” shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Representative, c/o W.R. Hambrecht + Co., LLC, 539 Bryant Street, San Francisco, CA 94107 Attention: Harrison Clay, Esq., with a copy to Jeffrey Marcus, Esq., Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, NY 10019 and (b) if to the Company, to its agent for service as such agent’s address appears on the cover page of the Registration Statement with a copy to Ellen Corenswet, Esq., Covington & Burling, 1330 Avenue of the Americas, New York, NY10019 and (c) if to the Selling Stockholders to (i) with respect to Robert N. Verratti, to Ellen Corenswet, Esq., Covington & Burling, 1330 Avenue of the Americas, New York, NY 10019

29

and (ii) with respect to ICG Holdings, Inc., to Suzanne Niemeyer, Internet Capital Group, Inc., 690 Lee Road, Wayne, Pennsylvania 19087.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles thereof.  The Company and the Underwriters agree to waive trial by jury in any action, proceeding or counterclaim brought by or on behalf of either party with respect to any matter whatsoever relating to or arising out of this Agreement or the purchase of the Shares hereunder.  The Company also hereby submits to the jurisdiction of the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, and each of the parties hereto submits to the jurisdiction of such courts in any proceeding arising out of or relating to this agreement, and agrees not to commence any suit, action or proceeding relating thereto except in such courts, and waives, to the fullest extent permitted by law, the right to move to dismiss or transfer any action brought in such court on the basis of any objection to personal jurisdiction, venue or inconvenient forum.

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Please confirm that the foregoing correctly sets forth the agreement among us.

Very truly yours,

TRAFFIC.COM, INC.

By
Title:

ICG

By
Title:

By
Title:

ROBERT N. VERRATTI

Robert N. Verratti

30

Confirmed:

W.R. HAMBRECHT + CO., LLC

On behalf of itself and as Representative of the several
Underwriters named in Schedule I annexed hereto.

By W.R. HAMBRECHT + CO., LLC

By
Title

31

SCHEDULE I

Name	Number Firm Shares to Be Purchased
W.R. Hambrecht + Co., LLC
JMP Securities LLC
Total

Sch I-1

SCHEDULE II

Name of Selling Stockholders	Maximum Number of Option Shares to Be Sold
ICG Holdings, Inc.	66,666
Robert N. Verratti	86,442
Total	153,108

Sch II-1

SCHEDULE III

Lock-up Signatories

Scott Kaufman
Al McGowan	TL Ventures
Andrew Maunder	[William Grimes]
Bill Powers	PNC
Brian Smyth
Brian T. Malewicz
Christopher Rothey
[Clayton Rose]
Convergence Capital II, L.P.
Convergence Capital, L.P.
[David Dedyo]
David L. Jannetta
DVCRF Ventures, L.P.
Ellen Corenswet
[Foster Devereux]
Howard Lee Morgan
Jim Brown
John D. Backe
John E. Backe
John Josephson
Joseph Reed
[Leonard M. Lodish]
Mark J. DeNino
[Maureen Riley]
Michael D. Burns
Michael Nappi
National Electrical Benefit Fund
Nigel Howard
PA Early Stage Partners, L.P.
Pat Scullin
Peter Doyle
Peter Menninger
Rell Winand
Rob McCord
Robert Verratti
Safeguard Delaware, Inc.
Samuel Plum
Scott Douglass

Sch III-1

SCHEDULE IV

Issuer-Represented General Free Writing Prospectuses

Sch IV-1

Exhibit A

W.R. Hambrecht+Co., LLC

     As Representative of the

     Several Underwriters

c/o W.R. Hambrecht+Co., LLC

539 Bryant Street

San Francisco, California 94107

Ladies and Gentlemen:

                The undersigned is a securityholder of Traffic.com, Inc., a Delaware corporation (the “Company”), and wishes to facilitate the proposed initial public offering (the “Offering”) of the Company’s Common Stock (“Common Stock”) pursuant to a Registration Statement on Form S-1 (the “Registration Statement”).

                In consideration of the foregoing, and in order to induce you to act as the sole book-running manager in the Offering, the undersigned hereby irrevocably agrees not to, directly or indirectly, sell, offer, contract to sell, transfer the economic risk of ownership in, make any short sale, pledge or otherwise dispose of any shares of capital stock or other ownership interests of the Company or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire the Company’s capital stock or other ownership interests of the Company that the undersigned beneficially owns, without the prior written consent of W.R. Hambrecht+Co., LLC, for a period commencing on the date of the preliminary prospectus and ending 180 days after the date of the final prospectus.  For the avoidance of doubt, the foregoing sentence shall not apply to exercises of employee stock options, exercises of warrants or conversions of preferred stock, provided that the undersigned agrees not to sell the shares underlying such employee stock options, warrants or preferred stock until 180 days after the date of the final prospectus.

                Notwithstanding the foregoing: (a) if the undersigned is an individual, he or she may transfer any shares of the Company’s capital stock or securities convertible into or exchangeable or exercisable for the Company’s capital stock or other ownership interests of the Company either during his or her lifetime or on death (i) by gift, will or intestacy or (ii) to a member or members of his or her immediate family or to a partnership or trust, the partners or beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family and (b) if the undersigned is a partnership, trust, corporation or similar entity, it may distribute any such shares or securities to its partners or stockholders; provided, however, that in each such case, prior to any such transfer, each transferee shall execute an agreement, reasonably satisfactory to W.R. Hambrecht+Co., LLC, pursuant to which each transferee shall agree to receive and hold such shares of capital stock, or securities convertible into or exchangeable or exercisable for the capital stock, subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof.  The provisions of this paragraph shall not apply with respect to sales of Common Stock acquired after the commencement of the Offering on the open market.  For the purposes of this paragraph, “immediate family” shall mean spouse, domestic partner, lineal descendant, father, mother, brother or sister of the transferor.

Further notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day expiration period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this letter shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

                If for any reason the Underwriting Agreement relating to the Offering is not executed on or prior to June 30, 2006, or if such Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the shares of Common Stock, this agreement shall likewise be terminated.

                The undersigned hereby waives any and all rights that the undersigned may have under any agreement, instrument or understanding to offer or sell shares of Common Stock or any other security issued by the Company (or any predecessor company) pursuant to the Registration Statement, and acknowledges and agrees that, for a period commencing on the date hereof and ending 180 days after the date of the final prospectus, the undersigned will not make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock issued by the Company or any security convertible into or exercisable or exchangeable for Common Stock issued by the Company.  For the avoidance of doubt, to the extent applicable to the undersigned, the undersigned waives any registration rights that may be applicable to the Offering under the Fourth Amended and Restated Investor Rights Agreement, dated as of August 30, 2005, among the Company and certain of its stockholders (as such agreement may be amended from time to time) and any outstanding warrant to purchase shares of Common Stock that it holds between the date of this letter and the expiration of the 180-day period.

                The undersigned understands that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.  The agreements herein shall remain enforceable by W.R. Hambrecht+Co., LLC notwithstanding the replacement, substitution or addition of any new underwriters to the Offering. The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of Common Stock or other securities of the Company held by the undersigned except in compliance with this agreement.

Very truly yours,

Dated:
Signature

Printed Name and Title

Exhibit B

FORM OF CUSTODY AGREEMENT

for sale of shares of common stock,

par value $0.01 per share, of Traffic.com, Inc.

                               (the “Custodian”)

[Address]

Attention:  [       ]

Ladies and Gentlemen:

                There are delivered to you herewith certificate(s) representing shares of Common Stock, par value $0.01 per share (“Common Stock”), of Traffic.com, Inc., a Delaware corporation (the “Company”) as set forth at the end of this letter on the page entitled “CERTIFICATE(S) DEPOSITED.”  Each of the certificates so delivered is accompanied by an executed assignment form duly endorsed for transfer and affixed with a signature medallion guarantee by a national bank or member brokerage firm of a national exchange and is in negotiable form bearing the signature of the undersigned.  The certificate(s) are to be held by you as Custodian for the account of the undersigned and are to be disposed of by you in accordance with this Custody Agreement (this “Custody Agreement”).

                If the undersigned is (i) acting as trustee or in any fiduciary or representative capacity, the undersigned has also delivered duly certified copies of each trust agreement, will, letters testamentary or other instrument pursuant to which the undersigned is authorized to act as a Selling Stockholder (as defined herein); (ii) a corporation, the undersigned has also delivered duly certified resolutions of its board of directors authorizing it to enter into this Custody Agreement, the Underwriting Agreement (as defined herein) and the Power of Attorney (as defined herein) and duly certified copies of such corporation’s by-laws, certificate of incorporation or other organizational documents affixed with corporate seal; or (iii) a partnership, the undersigned has also delivered extracts of any applicable provisions of its partnership agreement (and applicable provisions of the organizational documents or partnership agreement(s) of the general partner(s) of such partnership) authorizing such partnership to enter into this Custody Agreement, the Underwriting Agreement and the Power of Attorney.

                The undersigned agrees to deliver such additional documentation as you, the Attorneys (as defined herein), the Company or the Underwriter (as defined herein) or any of their respective counsel may reasonably request to effectuate or confirm compliance with any of the provisions hereof or of the Power of Attorney or the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the party requesting such documentation.

                                Concurrently with the execution and delivery of this Custody Agreement, the undersigned has executed a power of attorney (the “Power of Attorney”) irrevocably appointing

Robert N. Verratti and Andrew Maunder, each with full power and authority to act alone in any matter thereunder and with full power of substitution, the true and lawful attorneys-in-fact of the undersigned (individually, an “Attorney” and collectively, the “Attorneys”), with full power and authority in the name of, for and on behalf of, the undersigned with respect to all matters arising in connection with the sale of the Common Stock by the undersigned including, but not limited to entering into and performing an underwriting agreement (the “Underwriting Agreement”) among the Company, certain stockholders of the Company including the undersigned (the “Selling Stockholders”), and the underwriters named therein (the “Underwriters”).  The total number of shares of Common Stock to be sold by the undersigned to the Underwriter and set forth opposite the name of the undersigned in Schedule I to the Underwriting Agreement is hereinafter referred to as the “Shares.”

                You are authorized and directed to hold the certificate(s) deposited with you hereunder in your custody and, subject to the instructions of the Attorneys, (i) to take all necessary action to cause the Shares to be transferred on the books of the Company into such names as the Underwriter shall have instructed, including surrendering the certificate(s) representing the Shares to the transfer agent for the Common Stock for cancellation, in exchange for new certificate(s) for shares of Common Stock registered in such names and in such denominations as the Underwriter shall have instructed; (ii) to deliver such new certificate(s) to the Underwriter against payment for such Shares at the purchase price per Share specified in the Underwriting Agreement and to give receipt for such payment; (iii) to deposit the same to your account as Custodian and draw upon such account to pay such transfer taxes, if any, payable in connection with the transfer of the Shares to the Underwriter (“Transfer Taxes”) as you may be instructed to pay by the Attorneys; (iv) to transmit to the undersigned in the manner set forth under “Manner of Payment” below, within 24 hours of receiving instructions from the Attorneys to do so, the excess, if any (the “Net Proceeds”), of the amount received by you as payment for the Shares over the Transfer Taxes, if any.  The amount of such Net Proceeds is to be paid in the manner requested by the undersigned at the end of this Custody Agreement or in such manner as you, in accordance with the terms hereof, shall deem appropriate.  Upon receipt of instructions from the Attorneys, you shall also return to the undersigned, new certificate(s) representing the excess, if any, of the number of shares of Common Stock represented by the certificate(s) deposited with you hereunder over the number of Shares sold by the undersigned to the Underwriter.

                Under the terms of the Power of Attorney, the authority conferred thereby is granted and conferred subject to and in consideration of the interests of the Attorneys, the Underwriter, the Company and the other Selling Stockholder (as defined in the Underwriting Agreement) and is irrevocable and not subject to withdrawal or termination by any act of the undersigned or by operation of law, whether by the death or incapacity of the undersigned (or either or any of the undersigned) or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the undersigned is acting as fiduciary or fiduciaries, the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate or the merger, consolidation, dissolution or liquidation of any corporation or partnership) (any of the foregoing being hereinafter referred to as an “Event”).  Accordingly, the certificate(s) deposited with you hereunder and this Custody Agreement and your authority hereunder are subject to and in consideration of the interests of the Underwriter, the Company, the Attorneys and the other Selling Stockholder, and this Custody Agreement and your authority hereunder are irrevocable and are not subject to withdrawal or termination by the occurrence of any Event.  If an Event shall occur after the execution hereof but before the delivery of the Shares to the Underwriter, then certificate(s) representing such Shares will be delivered by you to the Underwriter on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and this Custody Agreement and any actions taken by you pursuant to this Custody Agreement shall be as valid as if such Event had not occurred, regardless of whether or not you, the Attorneys, or the Underwriter shall have received notice of such Event.

                Notwithstanding any of the foregoing provisions, if the Underwriting Agreement shall not have been executed and delivered prior to [             ], 2006, then, upon the written request of the undersigned to you (accompanied by written notice of termination of the Power of Attorney addressed to each of the Attorneys) on or after that date, you are to return to the undersigned, all certificate(s), together with any stock powers, delivered herewith.

                Until payment of the purchase price for the Shares has been made to you by or for the account of the Underwriter, the undersigned shall remain the owner of all shares of Common Stock represented by the certificate(s) deposited with you hereunder and shall have the right to vote such shares and all other securities, if any, represented by such certificate(s) and to receive all dividends and distributions thereon, except the right to retain custody and dispose of such shares, which is subject to the rights of the Custodian under this Custody Agreement, the Attorneys under the Power of Attorney and the Underwriter under the Underwriting Agreement.  The Underwriter shall not acquire the power or the right to direct the investment of the Shares by virtue of this Custody Agreement until the consideration therefor is paid pursuant to the Underwriting Agreement.

                You shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Custody Agreement given to you by the Attorneys, or any one of them.  Any Attorney has the authority to instruct you on irregularities or discrepancies in the certificates representing shares of Common Stock and any accompanying documents.

                In taking any action requested or directed by the Underwriter under the terms of this Custody Agreement, you will be entitled to rely upon a writing signed by a Vice President, Senior Vice President, Managing Director, or General Counsel of W.R. Hambrecht + Co., LLC.

                It is understood that you assume no responsibility or liability to any person other than to deal with the certificate(s) deposited with you hereunder and the proceeds from the sale of all or a portion of the securities represented thereby in accordance with the provisions of this Custody Agreement.  The undersigned agrees to indemnify you for and to hold you free from and harmless against any and all loss, claim, damage, liability or expense incurred by you arising out of or in connection with acting as Custodian hereunder, as well as the cost and expense of defending against any claim of liability hereunder, which is not due to your own gross negligence or willful misconduct.

                The representations and warranties or the undersigned set forth in the Underwriting Agreement are hereby incorporated by reference herein and the undersigned represents and warrants that such representations and warranties are true and correct on the date hereof as if made on the date hereof.  The representations, warranties and agreements contained herein, as well as those contained in the Underwriting Agreement, are made for the benefit of, and may be relied upon by, you, the other Selling Stockholder, the Attorneys, the Company, the Underwriter and the Underwriter’s counsel and their agents and counsel.  These representations, warranties and agreements shall remain operative and in full force and effect, and shall survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the persons listed in the preceding sentence, (ii) acceptance of the Shares and payment for them under the Underwriting Agreement and (iii) termination of this Custody Agreement.

                This Custody Agreement shall be binding upon the undersigned and the heirs, legal Representatives, distributees, successors and assigns of the undersigned.

                This Custody Agreement may be signed in counterparts which together shall constitute one and the same agreement.

                This Custody Agreement shall be governed by the laws of the State of New York without regard to the conflicts of laws principles thereof.

                Please acknowledge your acceptance hereof as Custodian, and receipt of the certificate(s) deposited with you hereunder, by executing and returning the enclosed copy hereof to the undersigned in care of [name of Attorneys for Selling Stockholders].

Dated:                     ,

Very truly yours,

By:
Name:
Title:

Print Name(s) and Address of Selling
Stockholder(s) and Name and Title of
any Person Signing as Agent or
Fiduciary:

Taxpayer I.D.:
Telephone:

Instruction:  Complete each column as to certificate(s) to be deposited with the Custodian.

CERTIFICATE(S) DEPOSITED

Stock	Maximum Number of Shares
Certificate	of Common Stock To Be Sold
No.	from Certificate

TOTAL:

Instruction:  Indicate how you wish to receive payment for the shares of Common Stock sold to the Underwriter.  Please note that if you are selling shares of Common Stock registered in the name of a corporation or other association or a trust, payment will be made only to the corporation or other association or trust.  A wire transfer can be made only to an account standing in exactly the same name as the person or entity, including the corporation or other association or trust, that is the registered owner of the Common Stock being sold.

                MANNER OF PAYMENT

                I request that payment of the net proceeds from the sale of the shares of Common Stock of the Company to be sold by me pursuant to the Underwriting Agreement be made in the following manner (CHECK ONE):

☐            CHECK made payable to:

                to be sent to the following address:

                Phone:  (    )

                Please send by (check one):

                ☐            First class mail

                ☐            Federal Express

                                Federal Express account number

                ☐ or transfer to the following account:

                Account No.

	Bank	See attached wire transfer instructions
(name)

(address)
ABA No.

Phone: ( )

☐	Other (please specify)

CUSTODIAN’S ACKNOWLEDGMENT AND RECEIPT

                                               , as Custodian, acknowledges acceptance of the duties of the Custodian under the foregoing Custody Agreement and receipt of the certificate(s) referred therein.

Dated:                         ,

[Custodian]

By:
Name:
Title:

DO NOT DETACH FROM CUSTODY AGREEMENT

Exhibit C

SELLING STOCKHOLDERS’

IRREVOCABLE POWER OF ATTORNEY

for sale of shares of common stock,

par value $0.01 per share, of Traffic.com, Inc.

[name of Attorney 1]

[name of Attorney 2]

[Address]

Ladies and Gentlemen:

                The undersigned stockholder and certain other holders of common stock of Traffic.com, Inc. (the “Company”) (such holders and the undersigned being hereinafter sometimes collectively referred to as the “Selling Stockholders”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company and W.R. Hambrecht + Co., LLC (the “Underwriter”).  The Selling Stockholders propose to sell to the Underwriter pursuant to the Underwriting Agreement certain authorized and issued shares of the common stock, par value $0.01 per share, of the Company (the “Common Stock”) owned by them. It is understood that at this time there is no commitment on the part of the Underwriter to purchase any shares of Common Stock and no assurance that the Underwriting Agreement will be entered into by the Company or the Underwriter.

                The undersigned hereby irrevocably constitutes and appoints Andy Maunder and Bob Verratti each with full power and authority to act alone in any matter hereunder and with full power of substitution, the true and lawful attorneys-in-fact of the undersigned (individually an “Attorney” and collectively the “Attorneys”), with full power and authority in the name of, for and on behalf of, the undersigned with respect to all matters arising in connection with the sale of Common Stock by the undersigned including, but not limited to, the power and authority on behalf of the undersigned to take any and all of the following actions:

                1.             To sell, assign, transfer and deliver to the Underwriter up to the number of shares of Common Stock set forth on the signature page hereof, such shares of Common Stock to be represented by certificate(s) deposited by the undersigned pursuant to the Custody Agreement (the “Custody Agreement”) between the undersigned and _________________, as Custodian (the “Custodian”), at a purchase price per share, after deducting underwriting discounts and commissions, to be paid by the Underwriter, as the Attorneys, in their sole discretion, shall determine, but at the same price per share at which the Company and all other Selling Stockholders (as defined in the Underwriting Agreement) sell Common Stock to the Underwriter;

                2.             To determine the number of shares of Common Stock to be sold by the undersigned to the Underwriter, which numbers shall be no greater but may be fewer than the corresponding numbers set forth on the signature page hereof (such total number of shares of Common Stock as is finally determined by the Attorneys and set forth opposite the name of the undersigned in Schedule I to the Underwriting Agreement is hereinafter referred to as the “Shares”);

                3.             To execute, deliver and perform the Underwriting Agreement in customary form with such customary representations, warranties and covenants as the Attorneys, in their sole discretion, may deem appropriate, with full power to make such amendments to the Underwriting Agreement as the Attorneys, in their sole discretion, may deem advisable;

                4.             On behalf of the undersigned, to make the representations and warranties and enter into the agreements contained in the Underwriting Agreement (including, without limitation, entering into the “lock-up” agreements);

                5.             (a) To instruct the Custodian on all matters pertaining to the sale of the Shares and the delivery of certificates therefor, including: (i) the transfer of the Shares on the books of the Company in order to effect the sale of the Shares (including designating the name or names in which new certificate(s) for Shares are to be issued and the denominations thereof), (ii) the delivery to or for the account of the Underwriter of the certificate(s) for the Shares against receipt by the Custodian of the purchase price to be paid therefor, (iii) the payment, out of the proceeds (net of underwriting discounts and commissions) from the sale of the Shares by the undersigned to the Underwriter, of any expense incurred in accordance with paragraph 6 which is not payable by the Company and any transfer taxes payable in connection with the transfer of the Shares to the Underwriter (“Transfer Taxes”) and (iv) the transmission to the undersigned of the proceeds, if any, from the sale of the Shares (after deducting all amounts payable by the undersigned pursuant to clause (iii) above) and the return to the undersigned, of new certificate(s) representing the excess, if any, of the number of shares of Common Stock represented by certificate(s) deposited with the Custodian over the number of Shares sold to the Underwriter; and (b) to amend the Custody Agreement and any related documents in such manner as the Attorneys may determine to be not materially adverse to the undersigned.

                6.             To incur or authorize the incurrence of any necessary or appropriate expense in connection with the sale of the Shares and to determine the amount of any Transfer Taxes;

                7.             To take any and all steps deemed necessary or desirable by the Attorneys in connection with the registration of the Shares under the Securities Act of 1933, as amended (the “Act”), the Securities Exchange Act of 1934, as amended, and the securities or “blue sky” laws of various states and jurisdictions, including, without limitation, the giving, making or filing of such undertakings, consents to service of process and representations and agreements and the taking of such other steps as the Attorneys may deem necessary or desirable;

                9.             To retain legal counsel to represent the undersigned in connection with any and all matters referred to herein (which counsel may, but need not be, counsel for the Company);

                10.           To make, execute, acknowledge and deliver all such other contracts, stock powers, orders, receipts, notices, instructions, certificates, letters and other writings, including, without limitation, communications with the Securities and Exchange Commission state securities commissions and the National Association of Securities Dealers, Inc. (“NASD”), and in general to do all things and to take all actions which the Attorneys, in their sole discretion, may consider necessary or desirable in connection with the sale of Shares to the Underwriter and the public offering thereof, as fully as could the undersigned if personally present and acting;

                11.           If necessary, to endorse (in blank or otherwise) on behalf of the undersigned the certificate(s) representing the Shares, or a stock power or powers attached to such certificate(s); and

                12.           To sign such other certificates, documents and agreements and take any and all other actions as the Attorneys may deem necessary or desirable in connection with the consummation of the transactions contemplated by the Underwriting Agreement, the Custody Agreement and this Power of Attorney.

                Each Attorney may act alone in exercising the rights and powers conferred on the Attorneys in this Power of Attorney, and the act of any Attorney shall be the act of the Attorneys.  Each Attorney is hereby empowered to determine in his or her sole discretion the time or times when, the purpose for and the manner in which any power herein conferred upon him or her shall be exercised, and the conditions, provisions or covenants of any instrument or document which may be executed by him or her pursuant hereto.

                The undersigned acknowledges receipt of a copy of the Registration Statement on Form S-1 (the “Registration Statement”) relating to the offering of the Shares and the other shares of Common Stock (together, the “Offered Shares”) to be sold by the Selling Stockholders and a copy of the draft form of the Underwriting Agreement dated _________, 2005.  The undersigned has reviewed the Registration Statement and the form of the Underwriting Agreement and understands the obligations and agreements of the undersigned set forth in the Underwriting Agreement.  All representations and warranties of the Selling Stockholders in the Underwriting Agreement with respect to the undersigned will be as of the date of the execution of the Underwriting Agreement, and the Closing Dates (as determined in accordance with the Underwriting Agreement), true and correct.  All such representations and warranties will, as provided in the Underwriting Agreement, survive the termination of the Underwriting Agreement and the delivery of and payment for the Shares.

                Upon the execution and delivery of the Underwriting Agreement by the Attorneys on behalf of the Selling Stockholders, the undersigned agrees to be bound by and to perform each and every covenant and agreement contained therein of the undersigned as a Selling Stockholder.

                The undersigned agrees, if so requested, to provide an opinion of counsel, addressed to Covington & Burling, which opinion shall expressly permit reliance thereon by  Covington & Burling, setting forth such matters as  Covington & Burling may reasonably request in rendering its opinion pursuant to the Underwriting Agreement and such other documentation as the Attorneys, the Company, the Underwriter or any of their respective counsel may request to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the party requesting such documentation.

                This Power of Attorney and all authority conferred hereby are granted and conferred subject to and in consideration of the interests of the Attorneys, the Underwriter, the Company and the other Selling Stockholders who may become parties to the Underwriting Agreement, and for the purposes of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney.

                This Power of Attorney is an agency coupled with an interest and all authority conferred hereby shall be irrevocable, and shall not be withdrawn or terminated by any act of the undersigned or by operation of law, whether by the death or incapacity of the undersigned (or either or any of the undersigned) or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the undersigned is acting as a fiduciary or fiduciaries, the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate or the merger, consolidation, dissolution or liquidation of any corporation or partnership) (any of the foregoing being hereinafter referred to as an “Event”).  If an Event shall occur after the execution hereof but before completion of the transactions contemplated by the Underwriting Agreement or this Power of Attorney, then certificate(s) representing the Shares will be delivered to the Underwriter by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and the Custody Agreement and any actions taken hereunder by the Attorneys shall be as valid as if such Event had not occurred regardless of whether or not the Custodian, the Attorneys, the Underwriter, or any one of them, shall have received notice of such Event.

                Notwithstanding any of the foregoing provisions, if the Underwriting Agreement shall not have been executed and delivered prior to [            ], 2006 then, upon the written notice of the undersigned on or after that date to the Attorneys, this Power of Attorney shall terminate subject, however, to all lawful action done or performed pursuant hereto prior to the receipt of actual notice.

                It is understood that the Attorneys assume no responsibility or liability to any person other than to deal with the certificate(s) for shares of Common Stock deposited with the Custodian pursuant to the Custody Agreement and the proceeds from the sale of the Shares in accordance with the provisions hereof.  The Attorneys make no representations with respect to and shall have no responsibility for the Registration Statement or the Prospectus nor, except as herein expressly provided, for any aspect of the offering of Common Stock, and the Attorneys shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for the Attorneys’ own gross negligence or willful misconduct.  The undersigned agrees to indemnify the Attorneys for and to hold the Attorneys, jointly and severally, free from and harmless against any and all loss, claim, damage, liability or expense incurred by or on behalf of the Attorneys, or any of them, arising out of or in connection with acting as Attorneys under this Power of Attorney, as well as the cost and expense of defending against any claim of liability hereunder, which is not due to the Attorneys’ own gross negligence or willful misconduct.  The undersigned agrees that the Attorneys may consult with counsel of their choice (which may but need not be counsel for the Company) and the Attorneys shall have full and complete authorization and protection for any action taken or suffered by the Attorneys, or any of them hereunder, in good faith and in accordance with the opinion of such counsel.

                It is understood that the purchase price per share of Common Stock to be paid in connection with the offering contemplated by the Prospectus and the Underwriting Agreement could be higher or lower than the price per share of Common Stock as of the date hereof.

                It is understood that the Attorneys shall serve entirely without compensation.

                This Power of Attorney shall be binding upon the undersigned and the heirs, legal Representative, distributees, successors and assigns of the undersigned.

                This Power of Attorney shall be governed by the laws of the State of New York without regard to the conflicts of laws principles thereof.

Witness the due execution of the foregoing Power of Attorney as of the date written below.

Maximum Number of Shares of
Common Stock to be Sold by Selling
Stockholders(s):

Very truly yours,

By:
Name:
Title:

DATED: ,
Print Name and Address of Selling
Stockholder(s) and Name and Title of any Person
Signing as Agent or Fiduciary:

Telephone: ( )

Facsimile: ( )

                ACKNOWLEDGMENT

State of))
)	ss.
County of))

                                On this the               day of                                        before me personally appeared                                                 who acknowledged the signing of the foregoing instrument and that the same is the free act and deed of such person (and if such person is signing on behalf of a corporation, partnership or trust that the same is the free act and deed of such corporation, partnership or trust and that such person is duly authorized to sign the foregoing instrument).

                                WITNESS my hand and official seal.

Notary’s Signature

Exhibit D

                                                                                                                           January [  ], 2006

W.R. Hambrecht + Co., LLC

                as Representative of the several Underwriters

c/o W.R. Hambrecht + Co., LLC

539 Bryant Street, Suite 100

San Francisco, CA 94107

Ladies and Gentlemen:

                We have acted as counsel to Traffic.com, Inc., a Delaware corporation (the “Company”), in connection with the issuance on the date hereof by the Company of [            ] shares (the “Shares”) of its Common Stock, par value $0.01 per share (the “Common Stock”), and the several purchases of the Shares by the Underwriters (the “Underwriters”) named in the Underwriting Agreement, dated January [  ], 2006 (the “Underwriting Agreement”), between the Company, the selling stockholders named therein and yourselves.  This letter is delivered to you pursuant to Section 4(j) of the Underwriting Agreement.  Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Underwriting Agreement.

                We have reviewed (i) the Underwriting Agreement, (ii) the Company’s Registration Statement on Form S-1 (No. 333-127973) with respect to the Shares, as amended by the seven amendments thereto (as so amended, the “Registration Statement”), filed under the Securities Act of 1933, as amended (the “Act”), (iii) the Prospectus dated January [  ], 2006 (the “Prospectus”), relating to the offering of the Shares, (iv) the Fourth Amended and Restated Certificate of Incorporation of the Company, as amended prior to the date hereof (the “Certificate of Incorporation”), (v) the Fifth Amended and Restated Certificate of Incorporation of the Company, as filed as Exhibit 3.2 to the Registration Statement, to be effective upon the closing of the issuance of the Shares (the “Restated Certificate of Incorporation”), (vi) the Amended and Restated Bylaws of the Company (the “Bylaws”), and (x) such records, certificates and other documents, and such questions of law, as we have deemed necessary or appropriate for the purposes of this opinion.

                We have assumed that all signatures are genuine, that all documents submitted to us as originals are authentic and that all copies of documents submitted to us conform to the originals.  We have assumed further that the certificates for the Shares conform to the specimen thereof filed as an exhibit to the Registration Statement and have been duly countersigned by the transfer agent of the Shares and duly registered by the registrar of the Shares.  We have assumed further the accuracy and completeness of the representations of the Company as set forth in Section 2 of the Underwriting Agreement except as to the legal conclusions stated herein.

                We have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by us to be responsible, and on information regarding the Company contained in the Registration Statement and the Prospectus.  Our opinion in paragraph 2 below is based solely on our review of a certificate dated January [  ], 2006 issued by the Secretary of the Commonwealth of Pennsylvania, and documentation of the oral confirmation obtained on January [  ], 2006, as to the due qualification and good standing of the Company in the Commonwealth of Pennsylvania.

                Our opinion in paragraph 8 below is based solely on oral advice from each of the Office of the Secretary and the Public Reference Room of the U.S. Securities and Exchange Commission.

                Where statements in this opinion are qualified by expressions such as “known to us,” “to our knowledge,” “of which we are aware” or words of similar effect, such expressions refer to the actual knowledge, but not constructive or imputed knowledge, of the attorneys in our firm who have given substantive attention to matters relating to the Company, without any representation or implication that any inquiry has been made with respect to such statements.

                Based upon the foregoing, we are of the opinion that:

                1.             The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver the Underwriting Agreement and to issue, sell and deliver the Shares as contemplated therein.

                2.             The Company is duly qualified to do business as a foreign corporation and is in good standing in the State of Pennsylvania.

                3.             The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

                4.             The Shares have been duly authorized and, when issued and delivered against payment therefor as provided in the Underwriting Agreement, will be validly issued, fully paid and non-assessable.

                5.             The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and the Prospectus under the caption “Capitalization” as of the dates stated therein and, since such dates, there has been no increase in the capital stock of the Company except for subsequent issuances, if any, pursuant to the Underwriting Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus; all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, and none of them was issued in violation of any preemptive or other similar right under the Delaware General Corporation Law (the “DGCL”), under the certificate of incorporation of the Company, as amended and restated from time to time, or preemptive rights, rights of first refusal and similar rights arising under any contract filed as an exhibit to the Registration Statement. The issuance and sale of the Shares by the

Company is not subject to any preemptive or other similar rights of any securityholder of the Company under the DGCL, under the Certificate of Incorporation, or under any preemptive rights, rights of first refusal and similar rights arising under any contract filed as an exhibit to the Registration Statement.  Except as disclosed in the Registration Statement and the Prospectus, there are no preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of any securities of the Company pursuant to the Company’s Certificate of Incorporation or By-laws or other governing documents or any agreements or other instruments known to us to which the Company is a party or by which it is bound.  Except as disclosed in the Registration Statement and the Prospectus, to our knowledge, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company.  The Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.  The form of certificate used to evidence the Shares complies in all material respects with all applicable statutory requirements and with any applicable requirements of the Certificate of Incorporation or Bylaws of the Company, and no holder of the Shares is or will be subject to personal liability solely by reason of being such a holder.  Except for rights granted pursuant to the Company’s Fourth Amended and Restated Investor Rights Agreement as disclosed in the Registration Statement and Prospectus, to our knowledge, there are no persons with registration rights or other similar rights to have any securities registered by the Company under the Act, and except as disclosed in the Registration Statement and Prospectus or as have been waived, to our knowledge, there are no persons with registration rights or similar rights to have any securities registered pursuant to the Registration Statement.

                6.             Following the filing of the Company’s Restated Certificate of Incorporation, the capital stock of the Company, including the Shares, will conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus under the caption “Description of Securities.”

                7.             The Registration Statement as of its effective date and the Prospectus as of its date (except as to the financial statements, including the notes thereto, and other financial and statistical data included in the Registration Statement or the Prospectus, as to which we express no opinion) complied as to form in all material respects with the requirements of the Securities Act.

                8.             The Registration Statement is effective under the Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened or pending with respect thereto.  Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

                9.             No approval, authorization, consent, license, registration, qualification or order of or filing with any federal or state governmental or regulatory commission, board, body, authority or agency, or of or with The Nasdaq National Market, is required in connection with the issuance and sale of the Shares by the Company or with the consummation by the Company of the transactions contemplated by the Underwriting Agreement other than registration of the Shares under the Securities Act and approval of the Shares for listing on The Nasdaq National Market (except that we express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters).

                10.           The execution, delivery and performance of the Underwriting Agreement by the Company, the issuance and sale of the Shares by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (A) the Certificate of Incorporation or By-laws, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument, in each case, which is filed as an exhibit to the Registration Statement, (C) the DGCL or any New York or Federal statute, law, rule or regulation known to us to which the Company is subject or (D) any decree, judgment or order applicable to the Company and known to us.

                11.           To our knowledge, there are no actions, suits, claims, investigations or proceedings pending or threatened in writing to which the Company is a party or to which any of its properties is subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement or the Prospectus but are not so described.

                12.           The Company is not and, after giving effect to the offering and sale of the Shares will not be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

                13.           The information in the Registration Statement and the Prospectus under the headings “Description of Securities” and “Shares Eligible for Future Sale”, insofar as such statements constitute a summary of contracts, agreements or other legal documents or matters of law, are accurate in all material respects and present fairly the information required to be shown.

                14.           The Shares have been approved for listing on The Nasdaq National Market.

                The foregoing opinion is subject to the following qualifications:

                                (a)           We express no opinion as to any state securities or Blue Sky laws.

                                (b)           Solely with regard to paragraphs 9 and 10 above, to the extent we are passing upon the compliance of the Underwriting Agreement and the transactions contemplated thereby with Federal and state securities laws, we have necessarily assumed the accuracy, completeness and fairness of the statements made or included in the Registration Statement and the Prospectus.

                                (c)           We express no opinion as to any tax laws or the Employee Retirement Income Security Act of 1974.

                                (d)           We express no opinion as to any legal requirements or restrictions applicable to the Underwriters or any investor.

                                Our opinions in paragraphs 9 and 10 above are limited to laws and regulations normally applicable to transactions of the type contemplated by the Underwriting Agreement and do not extend to laws or regulations relating to, or to licenses, permits, approvals and filings necessary for, the conduct of the Company’s business.

                                In addition, in accordance with our understanding with the Company as to the scope of our services in connection with the offering of the Shares, as counsel to the Company, we reviewed the Registration Statement and the Prospectus and participated in discussions with your representatives and those of the Company, your counsel and the Company’s accountants.  On the basis of the information which was reviewed by us in the course of the performance of the services referred to above, considered in the light of our understanding of the applicable law and the experience we have gained through our practice under the Federal securities laws, we confirm to you that nothing which came to our attention in the course of such review has caused us to believe that the Registration Statement, at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                The limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except as specified in paragraphs 5, 6 and 13 above.  Also, we do not express any opinion or belief as to the financial statements, including the notes thereto, and other financial and statistical data included in the Registration Statement or the Prospectus.

                                We are members of the bar of the State of New York.  We do not express any opinion herein on any laws other than the law of the State of New York, the DGCL and the Federal law of the United States of America.

This letter is given to you as Representative of the several Underwriters and is solely for the benefit of the several Underwriters.  It may not be disclosed to or relied upon by any other person without our written consent.

                                                                                                                             Very truly yours,

Exhibit E

1.             This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

2.             Each of the Custody Agreement, the Power of Attorney and the Lock-up Agreement has been duly authorized, executed and delivered by the Selling Stockholder.

3.             This Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement each constitute the legal, valid and binding obligation of the Selling Stockholder enforceable against the Selling Stockholder in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

4.             The Selling Stockholder has the legal right, corporate power and authority to enter into this Agreement and to sell, transfer and deliver in the manner provided in this Agreement, the Shares to be sold by the Selling Stockholder hereunder.

5.             The execution, delivery and performance of this Agreement, the Power of Attorney, the Custody Agreement and the Lock-Up Agreement and the sale and delivery by the Selling Stockholder of the Shares to be sold by the Selling Stockholder as contemplated by this Agreement and the consummation of the transactions contemplated in this Agreement and in the Registration Statement and the Prospectus and compliance by the Selling Stockholder with its obligations hereunder (a) to the best of our knowledge, do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Shares or any property or assets of the Selling Stockholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which the Selling Stockholder is a party or by which the Selling Stockholder may be bound, or to which any of the property or assets of the Selling Stockholder may be subject, (b) will not result in any violation of the provisions of the charter or by-laws of the Selling Stockholder, if applicable, or (c) to the best of our knowledge, will not result in any violations of any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over the Selling Stockholder or any of its properties.

6.             To the best of our knowledge, the Selling Stockholder has valid title to the Shares to be sold by the Selling Stockholder pursuant to this Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such Shares pursuant to this Agreement.  By delivery of a certificate or certificates therefor the Selling Stockholder will transfer to the Underwriters who have purchased such Shares pursuant to this Agreement title to such Shares, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

E-1

7.             To the best of our knowledge, no filing with, consent, approval, authorization, license, certificate, permit or order of any court, governmental or regulatory agency, authority or body or financial institution is required in connection with the performance of this Agreement, the Custody Agreement, the Power of Attorney or the Lock-up Agreement by the Selling Stockholder or the consummation of the transactions contemplated hereby or thereby, including the delivery and sale of the Shares to be delivered and sold by the Selling Stockholder, except such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

E-2

Exhibit F

                                                                                                                January [  ], 2006

W.R. Hambrecht + Co., LLC

JMP Securities LLC

                as Representatives of the several Underwriters

c/o W.R. Hambrecht + Co., LLC

539 Bryant Street, Suite 100

San Francisco, CA 94107

Ladies and Gentlemen:

                We have acted as counsel to Traffic.com, Inc., a Delaware corporation (the “Company”), in connection with the sale on the date hereof by Robert N. Verratti (the “Selling Stockholder”) of 86,442 shares (the “Shares”) of the Company’s Common stock, par value $0.01 per share (the “Common Stock”), and the several purchases of the Shares by the Underwriters (the “Underwriters”) named in the Underwriting Agreement, dated January [  ], 2006 (the “Underwriting Agreement”), between the Company, the selling stockholders named therein and yourselves, in connection with the Underwriters’ exercise of their over-allotment option.  This letter is delivered to you pursuant to Section 4(k) of the Underwriting Agreement.  Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Underwriting Agreement.

                We have reviewed (i) the Underwriting Agreement, (ii) the Company’s Registration Statement on Form S-1 (No. 333-127973) with respect to the Shares, as amended by the seven amendments thereto (as so amended, the “Registration Statement”), filed under the Securities Act of 1933, as amended (the “Act”), (iii) the Prospectus dated January [  ], 2006 (the “Prospectus”), relating to the sale of the Shares, (iv) the Custody Agreement, dated January [ ], 2006, between StockTrans, Inc. (the “Custodian”) and the Selling Stockholder (the “Custody Agreement”), (v) the Selling Stockholders’ Irrevocable Power of Attorney, dated January [  ], 2006, granted by the Selling Stockholder to Robert N. Verratti and Andrew Maunder (the “Power of Attorney”) and (vi) such records, certificates and other documents, and such questions of law, as we have deemed necessary or appropriate for the purposes of this opinion.

                We have assumed that all signatures are genuine, that all documents submitted to us as originals are authentic and that all copies of documents submitted to us conform to the originals.  We have assumed further that the Custodian has duly authorized, executed and delivered the Custody Agreement and that the Custody Agreement is the valid and binding obligation of the Custodian, enforceable against it in accordance with its terms. We have relied as to certain matters on information obtained from public officials, the Selling Stockholder, officers of the Company and other sources believed by us to be responsible, and on information regarding the Company and the Selling Stockholder contained in the Registration Statement and the Prospectus.

                In rendering our opinions below, we have assumed the accuracy and completeness of the representations of the Selling Stockholder as set forth in Section 3 of the Underwriting Agreement except as to the legal conclusions stated herein. We have also relied upon a certificate of the Selling Stockholder. We have assumed the competency and capacity of the Selling Stockholder in regards to the Selling Stockholder’s ability to execute and deliver the Custody Agreement and the Power of Attorney and to perform and consummate the transactions contemplated thereby. We have assumed further that the Underwriting Agreement, the Custody Agreement and the Power of Attorney have been duly executed and delivered by the Selling Stockholder.

                Where statements in this opinion are qualified by expressions such as “known to us,” “to our knowledge,” “of which we are aware” or words of similar effect, such expressions refer to the actual knowledge, but not constructive or imputed knowledge, of the attorneys in our firm who have given substantive attention to matters relating to the Company, without any representation or implication that any inquiry has been made with respect to such statements.

                Based upon the foregoing, we are of the opinion that:

                1.             The Custody Agreement and the Power of Attorney each constitutes the valid and binding obligation of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

                2.             When stock certificates representing the Shares to be sold by the Selling Stockholder have been delivered against payment therefor pursuant to the Underwriting Agreement, each Underwriter who has purchased such Shares as a good faith purchaser without notice of any adverse claim will own such Shares free and clear of any adverse claim within the meaning of Section 8-102 of the New York Uniform Commercial Code.

                3.             No consent, approval, authorization or other action by or filing with any governmental agency or instrumentality of the State of New York or the United States of America is required on the part of the Selling Stockholder in connection with the consummation by the Selling Stockholder of the transactions contemplated by the Underwriting Agreement, the Custody Agreement or the Power of Attorney, including the delivery and sale of the Shares to be delivered and sold by the Selling Stockholder, except such as may be required under Federal or state securities or blue sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

                4.             The execution, delivery and performance of the Underwriting Agreement, the Custody Agreement and the Power of Attorney, the compliance by the Selling Stockholder with the provisions thereof and the consummation by the Selling Stockholder of the transactions contemplated thereby, will not violate any New York or Federal statute, law, rule or regulation known to us to which the Selling Stockholder is subject.

                The foregoing opinion is subject to the following qualifications:

                                (a)           We express no opinion as to:

(i)	waivers of defenses, subrogation and related rights, rights to trial by jury, rights to object to venue, or other rights or benefits bestowed by operation of law;

(ii)

indemnification, contribution, exculpation, or arbitration provisions, or provisions for the non-survival of representations, to the extent they purport to indemnify any party against, or release or limit any party’s liability for, its own breach or failure to comply with statutory obligations, or to the extent such provisions are contrary to public policy; and

(iii)	exclusive jurisdiction or venue provisions.

                (b)           We express no opinion as to any state securities or Blue Sky laws.

                (c)           To the extent we are passing upon the validity and enforceability of the Custody Agreement and the Power of Attorney and the compliance of the Underwriting Agreement, the Custody Agreement and the Power of Attorney and the transactions contemplated thereby with United States Federal securities laws, we have necessarily assumed the accuracy, completeness and fairness of the statements made or included in the Registration Statement and the Prospectus.

                (d)           We express no opinion as to any tax laws or the Employee Retirement Income Security Act of 1974.

                (e)           We express no opinion as to any legal requirements or restrictions applicable to the Underwriters or any investor.

                Our opinions in paragraphs 3 and 4 above are limited to laws and regulations normally applicable to transactions of the type contemplated by the Underwriting Agreement, the Custody Agreement and the Power of Attorney.

                We are members of the bar of the State of New York.  We do not express any opinion herein on any laws other than the law of the State of New York and the Federal law of the United States of America.

                This letter is given to you as Representatives of the several Underwriters and is solely for the benefit of the several Underwriters.  It may not be disclosed to or relied upon by any other person without our written consent.

                                                                                                                             Very truly yours,